EXHIBIT 99.1

www.murphyoilcorp.com NYSE: MUR 0 March 2020 INVESTOR UPDATE MARCH 1, 2020 PRESIDENT & CHIEF EXECUTIVE OFFICER ROGER W. JENKINS

www.murphyoilcorp.com NYSE: MUR 1 March 2020 Cautionary Note to U . S . Investors – The United States Securities and Exchange Commission (SEC) requires oil and natural gas companies, in their filings with the SEC, to disclose proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions . We may use certain terms in this presentation, such as “resource”, “gross resource”, “recoverable resource”, “net risked PMEAN resource”, “recoverable oil”, “resource base”, “EUR” or “estimated ultimate recovery” and similar terms that the SEC’s rules prohibit us from including in filings with the SEC . The SEC permits the optional disclosure of probable and possible reserves in our filings with the SEC . Investors are urged to consider closely the disclosures and risk factors in our most recent Annual Report on Form 10 - K filed with the SEC and any subsequent Quarterly Report on Form 10 - Q or Current Report on Form 8 - K that we file, available from the SEC’s website . Forward - Looking Statements – This presentation contains forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 . Forward - looking statements are generally identified through the inclusion of words such as “aim”, “anticipate”, “believe”, “drive”, “estimate”, “expect”, “expressed confidence”, “forecast”, “future”, “goal”, “guidance”, “intend”, “may”, “objective”, “outlook”, “plan”, “position”, “potential”, “project”, “seek”, “should”, “strategy”, “target”, “will” or variations of such words and other similar expressions . These statements, which express management’s current views concerning future events or results, are subject to inherent risks and uncertainties . Factors that could cause one or more of these future events or results not to occur as implied by any forward - looking statement include, but are not limited to : increased volatility or deterioration in the success rate of our exploration programs or in our ability to maintain production rates and replace reserves ; reduced customer demand for our products due to environmental, regulatory, technological or other reasons ; adverse foreign exchange movements ; political and regulatory instability in the markets where we do business ; natural hazards impacting our operations ; any other deterioration in our business, markets or prospects ; any failure to obtain necessary regulatory approvals ; any inability to service or refinance our outstanding debt or to access debt markets at acceptable prices ; and adverse developments in the U . S . or global capital markets, credit markets or economies in general . For further discussion of factors that could cause one or more of these future events or results not to occur as implied by any forward - looking statement, see “Risk Factors” in our most recent Annual Report on Form 10 - K filed with the U . S . Securities and Exchange Commission (SEC) and any subsequent Quarterly Report on Form 10 - Q or Current Report on Form 8 - K that we file, available from the SEC’s website and from Murphy Oil Corporation’s website at http : //ir . murphyoilcorp . com . Murphy Oil Corporation undertakes no duty to publicly update or revise any forward - looking statements . Non - GAAP Financial Measures – This presentation refers to certain forward looking non - GAAP measures such as future “Free Cash Flow” and future “EBITDA” . Definitions of these measures are included in the appendix . Cautionary Statement & Investor Relations Contacts Kelly Whitley VP, Investor Relations & Communications 281 - 675 - 9107 kelly_whitley@murphyoilcorp.com Bryan Arciero Sr. Investor Relations Advisor 281 - 675 - 9339 bryan_arciero@murphyoilcorp.com Megan Larson Sr. Investor Relations Analyst 281 - 675 - 9470 megan _larson @murphyoilcorp.com

www.murphyoilcorp.com NYSE: MUR 2 March 2020 Agenda 01 COMPANY UPDATE 02 ONSHORE PORTFOLIO UPDATE 03 OFFSHORE PORTFOLIO UPDATE 04 EXPLORATION UPDATE 05 LOOKING AHEAD

www.murphyoilcorp.com NYSE: MUR 3 March 2020 A History of Excellence • Long corporate history, IPO 1956 • Global offshore and North American onshore portfolio • Oil - weighted assets drive high margins • Exploration renaissance in focus areas • Consistent cash flows from long - term offshore assets • Growing unconventional assets in North American onshore • Low leverage with appropriate liquidity and strong balance sheet • History of shareholder - focused dividend policy Murphy Overview

www.murphyoilcorp.com NYSE: MUR 4 March 2020 60% 7% 33% Crude oil NGL Natural gas 26% 29% 44% Eagle Ford Shale Canada Onshore NA Offshore 50% 7% 43% Crude oil NGL Natural gas 36% 38% 26% Eagle Ford Shale Canada Onshore NA Offshore Murphy at a Glance 2019 Proved Reserves FY 2019 Production 800 MMBOE 57 % Liquids - Weighted 67 % Liquids - Weighted 173 MBOEPD Exploration Office Production Note: Production volumes, sales volumes, reserves and financial amounts exclude noncontrolling interest, unless otherwise sta ted Reserves are based on SEC year - end 2019 third - party audited proved reserves Crude Oil NGL Natural Gas US Onshore Canada Onshore NA Offshore Crude Oil NGL Natural Gas US Onshore Canada Onshore NA Offshore By Area By Product Mix By Area By Product Mix

Accomplished Our 2019 Plan

PRODUCING
Oil-Weighted Assets

Produced 173 MBOEPD in FY 2019, ~60% oil

Increased Gulf of Mexico production >200% from FY 2018

Increased Eagle Ford Shale production >23% from 4Q 2018

Accelerated oil-weighted growth in long-term plan

GENERATING
High Margin Realizations

94% oil volumes sold at premium to WTI in FY 2019

Adjusted EBITDA $404 MM 4Q 2019

$23 adj. EBITDA / BOE 4Q 2019

Generated $145 MM of free cash in FY 2019

INCREASING
Capital Returns to Shareholders

Returned >$660 MM to shareholders in FY 2019

Completed $500 MM share buyback program

Delivered 4% dividend yield

Benefitted shareholders within cash flow including sale proceeds

TRANSFORMING
Portfolio for Future Value

Closed Gulf of Mexico and Malaysia transactions

Transformed into a top 5 Gulf of Mexico operator by production

Issued Inaugural Sustainability Report

Added new blocks in Sergipe-Alagoas and Potiguar basins in Brazil

Drilled successful wells in Gulf of Mexico, offshore Mexico and Vietnam

BUILDING
Profitable Production

Brought 91 operated wells online in Eagle Ford Shale

Sanctioned several Gulf of Mexico projects set to deliver sustainable FCF

Successfully completed multiple workovers and tiebacks in Gulf of Mexico on schedule

Note: Production volumes, sales volumes, reserves and financial amounts exclude noncontrolling interest (NCI), unless otherwise stated
Free cash generated includes NCI

MURPHY OIL CORPORATION
1950 INCORPORATED 70 2020 SEVENTY YEARS
March 2020 | www.murphyoilcorp.com NYSE: MUR
5

www.murphyoilcorp.com NYSE: MUR 6 March 2020 Achieving Premium Oil - Weighted Realizations 94 % SOLD At Premium to $57.04 WTI 103,000 BBLS/Day SOLD FY 2019 > Eagle Ford Shale North America Offshore $ 32 /BOE $ 35 /BOE EBITDA/BOE FY 2019 FIELD - LEVEL Note: Production volumes, sales volumes, reserves and financial amounts exclude noncontrolling interest, unless otherwise stated Source: FactSet Estimates at 2/28/2020 Peer Group: APA, CHK, CLR, COP, CPE, CXO, DVN, EOG, FANG, HES, MRO, MTDR, NBL, OAS, OVV, OXY, PE, PXD, SM, WLL, WPX, XEC $40 $50 $60 Realized Oil Price 2019 $/BBL

www.murphyoilcorp.com NYSE: MUR 7 March 2020 • Sustaining 50% oil - weighted portfolio • Organic reserves replacement 172% • Increased proved developed reserves from 50% to 57% year - over - year • 3 - year average total F&D cost of $12.95/BOE • Reserve life index of 11.8 years Maintaining High - Margin Reserves in 2019 Note: Production volumes, sales volumes, reserves and financial amounts exclude noncontrolling interest, unless otherwise sta ted Reserves are based on SEC year - end 2019 third - party audited proved reserves Proved Reserves MMBOE Oil NGL Natural Gas 36% 26% 38% 50% 7% 43% 800 MMBOE 57% Liquids - Weighted 2019 Proved Reserves US Onshore Offshore Canada Onshore Malaysia divestment of 121 MMBOE excludes 7 MMBOE attributable to production By Area By Product Mix 0 200 400 600 800 2015 2016 2017 2018 2019 Offshore Onshore 2019 GOM Acquisition Malaysia Proved Reserves MMBOE

www.murphyoilcorp.com NYSE: MUR 8 March 2020 Disciplined and Flexible Strategy • Returned >$660 MM cash in 2019 • $500 MM in share repurchases • Repurchased ~12% of shares outstanding • Generated free cash flow 1 in 2019 • No equity issuances • Delivered industry leading dividend yield • Continued focus on generating cash flow in excess of capital spending and dividends Delivering Returns to Shareholders Note: FCF = FY 2019 cash flow from operations less CAPEX at 2/28/2020 Source: FactSet Peer Group: APA, CHK, CNX, COG, DVN, ECA, HES, MRO, MTDR, NBL, RRC, SM, SWN, WLL, XEC Free Cash Flow ($MM) 2019 ($1,000) ($800) ($600) ($400) ($200) $0 $200 $400 $600 Source: FactSet at 2/27/2020 Peer Group: APA, CHK, CLR, COP, CPE, CXO, DVN, EOG, FANG, HES, MRO, MTDR, NBL, OAS, OVV, OXY, PE, PXD, SM, WLL, WPX, XEC Note: No dividend paid by CHK, CPE, MTDR, OAS, WLL, WPX Dividend Yield 1 Free cash flow calculated as cash flow from operations less annual CAPEX, excluding proved property additions and including noncontrolling interest 0% 2% 4% 6% 8% 10%

www.murphyoilcorp.com NYSE: MUR 9 March 2020 Preserving Asset Value Through Commodity Price Cycles 0% 10% 20% 30% 40% 50% PE WPX PXD EOG MUR CLR MRO FANG OXY CPE COP COG CXO DVN HES NBL XEC OVV SM APA CNX OAS MTDR RRC SWN WLL CHK Source: FactSet, company filings as of 2/28/2020 $0 $1,000 $2,000 $3,000 $4,000 $5,000 PE WPX CPE MUR CLR SM MRO OAS PXD CNX EOG WLL COG FANG MTDR XEC OVV DVN SWN CXO NBL RRC OXY CHK HES APA COP Impairments % of Market Cap. 2016 - 2019 Impairments $MM 2016 - 2019 >50% >50% >50% >50% >50% >50% >50% >$5 BN >$5 BN >50% >50% >50%

www.murphyoilcorp.com NYSE: MUR 10 March 2020 Targeting Investment Grade Credit Metrics 3.5 3.3 3.1 2.7 2.7 2.6 2.4 2.1 2.0 2.0 1.9 1.6 1.6 1.5 1.5 1.4 1.4 1.1 1.1 0.9 0.5 0.4 0.4 0 1 2 3 4 5 CCC / Caa3 CHK BBB / Baa3 OXY BB- / B2 WLL B+ / B2 OAS BBB / Baa3 NBL B+ / B2 CPE BB- / B2 SM BBB / Ba1 OVV BBB / Baa3 APA B+ / B2 MTDR BBB- / Ba1 HES BBB- / Ba1 CLR BBB- / Ba1 FANG BB+ / Ba2 MUR BBB / Baa3 MRO BB- / B1 WPX BB / Ba3 PE BBB- / Baa3 CXO BBB- / Baa3 XEC BBB- / Ba1 DVN A / A3 COP A- / A3 EOG BBB / Baa2 PXD Net Debt / EBITDAX 4Q Annualized $9.83 $9.68 $8.24 $6.24 $6.00 $6.00 $5.96 $5.75 $4.68 $4.65 $4.35 $3.91 $3.85 $3.65 $3.43 $3.41 $3.33 $3.24 $3.12 $3.05 $1.39 $1.29 $1.07 $0 $1 $2 $3 $4 $5 $6 $7 $8 $9 $10 B+ / B2 OAS BBB / Baa3 OXY BBB / Baa3 APA B+ / B2 CPE BB- / B2 SM B+ / B2 MTDR CCC / Caa3 CHK BB- / B2 WLL BBB- / Ba1 HES BBB- / Ba1 FANG BB- / B1 WPX BBB- / Baa3 CXO BBB / Baa3 MRO BB / Ba3 PE BBB / Ba1 OVV BBB / Baa3 NBL BBB- / Ba1 CLR BBB- / Ba1 DVN BB+ / Ba2 MUR BBB- / Baa3 XEC BBB / Baa2 PXD A / A3 COP A- / A3 EOG Net Debt / Proved Reserves $/BOE S&P / Moody’s S&P / Moody’s Source: FactSet, company filings as of 2/28/2020 Source: FactSet, company filings as of 2/28/2020; based on FY 2019 proved reserves

www.murphyoilcorp.com NYSE: MUR 11 March 2020 Aligning with Investment Grade E&P Metrics Source: FactSet, company filings as of 2/27/2020 CPE CHK WLL OAS NBL SM OVV APA MTDR HES CLR FANG MUR MRO WPX PE CXO XEC DVN $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 $18.0 $20.0 0.00 0.50 1.00 1.50 2.00 2.50 3.00 3.50 4.00 Market Cap ($BN) Net Debt / EBITDAX (4Q 2019 Annualized)

www.murphyoilcorp.com NYSE: MUR 12 March 2020 Maintained Strong Cash Position Through Extensive Portfolio Transformation • Completed >$2 BN in acquisitions without increasing debt or issuing equity • Zero balance on credit facility at year - end 2019 • No near - term debt maturities Returned >$660 MM to Shareholders in 2019 • Executed $500 MM in share buybacks • Delivering industry - leading dividend yield Targeting Investment Grade Metrics • Net debt / annualized adjusted EBITDAX of 1.5x at 4Q 2019 Focusing on Balance Sheet Strength $0 $200 $400 $600 $800 $1,000 $1,200 1Q 17 2Q 17 3Q 17 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 3Q 19 4Q 19 Historical Cash Balance $MM MP GOM

www.murphyoilcorp.com NYSE: MUR 13 March 2020 Effective Governance Supports Long - Term Financial Strength Long - term industry, operating and HSE expertise Separate CEO and Chairman 12 out of 13 directors are independent Board of Directors elected with average vote of 99% over past 5 years Health, Safety and Environmental Committee established in 1994 • Worldwide HSE policy and management system applied to every employee, contractor and partner Safety and environmental metrics in annual incentive plan performance since 2008 Climate change focus • Emissions forecasting in long - term planning improves full - cycle asset management • Developed guiding principles for climate change Expert and Independent Board ESG Management 75 % ISS Governance Score vs Peer Average

www.murphyoilcorp.com NYSE: MUR 14 March 2020 Mitigating Risk Through Sustainable Environmental Operations 0.36 average TRIR over past 5 years (vs 4 - year average of 0.38 for US E&P companies*) Eagle Ford Shale well work 5.5 years lost time incident free Gulf of Mexico 7.5 years lost time incident free One IOGP** recordable spill in 2019, equaling rate of 1.2 BBLS per MMBOE Gulf of Mexico IOGP spill free since 2014 Recycle majority of produced water in Tupper Montney 50% reduction in GHG emissions anticipated from 2018 – 2020 Potential for long - term reductions with natural gas - fueled frac pumps in NA Onshore * Company reported data as of FY 2018, sourced from Bloomberg ** IOGP – International Association of Oil & Gas Producers Internal targets for incident rate, spill rate and emissions drive continual improvement Proud member of Environmental Management GHG Emissions Reduction Safe Operations

www.murphyoilcorp.com NYSE: MUR 15 March 2020 Onshore Portfolio Update

www.murphyoilcorp.com NYSE: MUR 16 March 2020 Concentrated Onshore Assets with Multi - Year Inventories Eagle Ford Shale 45 MBOEPD FY 2019, 76% oil, 89% liquids ~1,030 total producing wells online Kaybob Duvernay 12 MBOEPD at FY 2019, 51% oil, 61% liquids ~80 total producing wells online Tupper Montney 243 MMCFD FY 2019 ~250 total producing wells online Oil - Weighted Platform Across North America Well - Positioned for Natural Gas

www.murphyoilcorp.com NYSE: MUR 17 March 2020 Area Net Acres Reservoir Inter - Well Spacing (ft) Gross Remaining Wells* Karnes 10,918 Lower EFS 300 99 Upper EFS 700 155 Austin Chalk 700 102 Tilden 64,737 Lower EFS 500 354 Upper EFS 500 140 Austin Chalk 600 100 Catarina 47,653 Lower EFS 450 272 Upper EFS 600 349 Austin Chalk 800 149 Total 123,308 1,720 Significant Running Room in the Eagle Ford Shale Substantial Development Across ~125,000 Net Acres • >500 MMBOE total resource potential • Conservative inter - well spacing, type curves account for parent / child relationship • Completion designs optimized by pad and well • Long - life asset at low end of cost curve New map CATARINA TILDEN KARNES Dimmit Atascosa Karnes McMullen La Salle Eagle Ford Shale Acreage Murphy Acreage 429 499 528 584 250 500 750 2016 2017 2018 2019 EUR per Well MBOE by Year Interquartile Range Median Note: Interquartile range shows difference between 75 th and 25 th percentile of well EURs *As of December 31, 2019

www.murphyoilcorp.com NYSE: MUR 18 March 2020 CATARINA TILDEN KARNES 2020 Capital Budget $680 MM • 97 operated wells • 59 non - operated wells online 1Q 2020 Plan • 14 wells online • 4 Karnes – 2 Lower EFS, 2 Upper EFS • 10 Catarina – 8 Lower EFS, 2 Upper EFS Eagle Ford Shale FY 2020 and 1Q 2020 Plan Note: EFS = Eagle Ford Shale Zavala Atascosa Karnes McMullen Frio Dimmit La Salle Live Oak Bee Wilson Eagle Ford Shale Acreage Rig on Location Murphy Acreage Note: Non - op well cadence subject to change per operator plans Average 24% WI for Eagle Ford Shale non - operated wells 2020 CATARINA TILDEN KARNES TOTAL Operated Non - Op. Operated Non - Op. Operated Non - Op. 1Q 10 4 14 2Q 8 28 7 43 3Q 35 2 1 38 4Q 4 43 47 45 6 8 32 51 142

www.murphyoilcorp.com NYSE: MUR 19 March 2020 Undeveloped Acreage Relative to Peers • Over 250 Lower Eagle Ford Shale locations remaining • Murphy wells account for <7% of drilled locations • ~75% of production is crude oil Lowest Drilling Costs Across Acreage • <$100 / ft average over last 3 years • <$1.5 MM / well average over last 3 years Eagle Ford Shale Growing Oil - Weighted Production in Catarina MUR 0% 20% 40% 60% 80% 100% Catarina 6 - Month Average Well Liquids Content % Average liquids content for initial 180 days of production Source: IHS Markit Peer Group: CHK, CPE, EP, NBL, OVV, OXY, SM, SN Black Oil Murphy Acreage Volatile Oil Condensate Catarina Acreage 0 250 500 2015 2016 2017 2018 2019 Catarina EUR per Well Median MBOE by Year DIMMIT COUNTY 5 0 Miles

www.murphyoilcorp.com NYSE: MUR 20 March 2020 Oil - Weighted Production from Low Cost Assets • Approaching completion of retention drilling • Optimizing development plan and lateral lengths • Continuing outperformance with high - rate wells • Achieving <$6.5 MM per well drilling and completions costs • 10% improvement in drilling pace YoY Area Net Acres Inter - Well Spacing (ft) Remaining Wells Two Creeks 34,336 984 137 Kaybob East 36,400 984 158 Kaybob West 25,760 984 106 Kaybob North 31,360 984 135 Simonette 29,715 984 115 Saxon 12,746 984 55 Total 170,317 706 Kaybob Duvernay Scalable Asset For Future Growth 2019 Kaybob New Well Performance vs Eagle Ford Shale – Tilden Lower EFS Cum MBOE 0 20 40 60 80 100 120 140 160 0 30 60 90 120 150 180 210 240 270 Days Online 2019 Kaybob Wells Average Tyler Ranch LEFS Average Type Curve Murphy Acreage Pipeline Battery Facility Kaybob Duvernay Acreage Simonette Kaybob North Two Creeks Kaybob West Saxon Kaybob East 10 0 Miles Note: EFS = Eagle Ford Shale

www.murphyoilcorp.com NYSE: MUR 21 March 2020 Kaybob Duvernay FY 2020 and 1Q 2020 Plan 2020 Capital Budget $125 MM • 16 operated wells online • Carry fulfilled in 1Q 2020 1Q 2020 Plan • 17 wells online • 13 operated Kaybob Duvernay wells • 4 non - operated Placid Montney wells 0 2 4 6 8 10 12 14 16 18 1Q 2020 2Q 2020 3Q 2020 4Q 2020 Kaybob Duvernay Placid Montney Non-Op 2020 Wells Online Murphy Acreage Pipeline Battery Facility Kaybob Duvernay Acreage Simonette Kaybob North Two Creeks Kaybob West Saxon Kaybob East 10 0 Miles

Tupper Montney
FY 2020 Plan

2020 Capital Budget $35 MM

- 5 operated wells online
- Maintaining asset for optionality in low-carbon environment
- Achieving cash flow neutrality at ~C$1.60/MCF

2020 Plan

- 5 wells online 2Q 2020

Successful AECO Price Mitigation

- Realized FY19 C$2.15/MCF* vs AECO realized average of C$1.64/MCF

** C$0.29 transportation cost to AECO not subtracted*

Mitigating AECO Exposure
FY 2019 Tupper Montney Natural Gas Sales



Dawn Price Exposure
Malin Price Exposure
Chicago Price Exposure
AECO Price Exposure
Hedged
4%
8%
15%
49%
24%

Tupper Montney Natural Gas Realizations *FY 2019 $CAD/MCF*



$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$1.64
$0.28
$0.23
$2.15
MUR AECO Realized*
Hedge Uplift
Diversification Uplift
Realized Price

** C$0.29 of transportation cost not subtracted*

MURPHY OIL CORPORATION
1950 INCORPORATED 70 2020 SEVENTY YEARS
March 2020 | www.murphyoilcorp.com NYSE: MUR
22

www.murphyoilcorp.com NYSE: MUR 23 March 2020 Offshore Portfolio Update

Gulf of Mexico

Free Cash Flow Generating Assets

Revitalized
PORTFOLIO

TOP 5 Operator
BY PRODUCTION

High Margin
EBITDA/BOE

Long Runway
FOR FURTHER DEVELOPMENT

Gulf of Mexico Assets



Neidermeyer
Otis
Dalmatian
Marmalard
Delta House
Son of Bluto II
Calliope
Powerball
Medusa
Nearly Headless Nick
Kodiak
Curse
Habanero
Front Runner
Khaleesi/Mormont
Samurai
Cascade/Chinook
Cascade
Chinook
Lucius
St. Malo

■ Murphy Assets   Offshore Platform   FPSO

MURPHY OIL CORPORATION
1950 INCORPORATED 70 2020 SEVENTY YEARS
March 2020 | www.murphyoilcorp.com NYSE: MUR
24

www.murphyoilcorp.com NYSE: MUR 25 March 2020 Tieback & Workover Projects • Multiple projects to sustain long - term production • Timely execution of project schedule • Platform and workover rigs currently on location Major Project Update Khaleesi / Mormont • FEED engineering work complete • Subsea engineering and construction contracts awarded Samurai • Pre - FEED engineering work complete • Subsea engineering and construction contracts awarded Gulf of Mexico Multi - Year Project Execution Update Tieback & Workover Projects Project Planning & Engineering Drilling & Completions Subsea Tie - In First Oil Front Runner rig program – 3 wells ✔ 1Q – 3Q 2020 n/a 2Q – 4Q 2020 Cascade #4 workover ✔ 1Q 2020 1 n/a 2Q 2020 Dalmatian 134 #2 workover ✔ 1Q 2020 1 n/a 2Q 2020 Calliope Ongoing ✔ 3Q 2020 4Q 2020 Ourse Ongoing 2H 2021 2 2H 2021 4Q 2021 Son of Bluto II Ongoing 2H 2021 2H 2021 4Q 2021 Major Projects Project Planning & Engineering Drilling & Completions Subsea Tie - In First Oil Khaleesi / Mormont Ongoing 4Q 2020 – 4Q 2021 2 2021 1H 2022 Samurai Ongoing 4Q 2020 – 4Q 2021 2021 1H 2022 St. Malo Waterflood Ongoing 2Q 2020 – 2Q 2021 2022 2023 1 Well workover. No drilling/completions activities 2 Completion only. Well previously drilled. Khaleesi / Mormont 4 of 5 wells previously drilled

www.murphyoilcorp.com NYSE: MUR 26 March 2020 Gulf of Mexico Sustaining Production Through Short - Cycle Projects Delivering Free Cash Flow with Efficient Capital Spending • Producing 86 MBOEPD in 2020 • $440 MM CAPEX in 2020 • Generating ~$1 BN in operating cash flow Executing 2020 Gulf of Mexico Projects • 6 operated wells online • 3 platform - rig wells • 2 workovers • 1 subsea tieback • 5 non - operated wells online 2020 Estimated Gulf of Mexico Production MBOEPD 70 13 3 86 - 10 20 30 40 50 60 70 80 90 100 4Q 2019 Production Base Production Operated Wells Non-Operated Wells 2020E Gulf of Mexico Prouction 82 Note: assumes WTI $55/BBL Operated wells includes Chinook 5 well online 4Q 2019 Production volumes and financial amounts exclude noncontrolling interest, unless otherwise stated

www.murphyoilcorp.com NYSE: MUR 27 March 2020 Exploration Update

www.murphyoilcorp.com NYSE: MUR 28 March 2020 Focused & Meaningful • Four primary exploration areas • 3 to 5 exploration wells per year • ~$100 MM/year Reduced Risk • Proven oil provinces • Targeting appropriate working interest • Leveraging strategic partnerships Strategic Themes • Consistent US Gulf of Mexico program • Field extension and exploration in Vietnam • Company - making potential from Brazil and Mexico • Targeting <$12/BBL full - cycle finding and development cost Exploration Strategy Overview GULF OF MEXICO BRAZIL VIETNAM AUSTRALIA Exploration Core Focus Areas

2020 Exploration Plan

Focusing on Core Growth Areas

Targeting >500 MMBOE in Annual Program

- $100 MM 2020 CAPEX

Mt. Ouray, US Gulf of Mexico

- Murphy 20% WI, non-operated
- Green Canyon 767
- Expected spud 2Q 2020

Cholula Appraisal, Offshore Mexico

- Murphy 40% WI, operator
- Targeting 3Q-4Q 2020 spud

Batopilas Prospect, Offshore Mexico

- Murphy 40% WI, operator
- Focused on new sub-salt play
- Targeting 4Q 2020 spud

Sergipe-Alagoas Basin, Brazil

- Murphy 20% WI, non-operated
- >1.2 BN BOE reserves discovered nearby
- Several prospects identified
- Well planning ongoing in 2020; drilling anticipated 2021



US GULF OF MEXICO
OFFSHORE MEXICO
BRAZIL

MURPHY OIL CORPORATION
1950 INCORPORATED 70 2020 SEVENTY YEARS
March 2020
www.murphyoilcorp.com
NYSE: MUR
29

www.murphyoilcorp.com NYSE: MUR 30 March 2020 Looking Ahead

www.murphyoilcorp.com NYSE: MUR 31 March 2020 2020 Plan Flexibility Preparing Company for Near - Term Price Declines 72% 4% 22% 2% CAPEX by Production Year 2020 Production 2021 Production 2022+ Production Other $ 1.4 - $ 1.5 BN CAPEX FY 2020 181 - 193 MBOEPD Production 1Q 2020 190 - 202 MBOEPD Production FY 2020 2020 GUIDANCE 47% 33% 12% 7% 1% US Onshore Offshore Canada Onshore Exploration Other 2020 Total CAPEX Disciplined Capital Allocation Strategy • Prior capital planning provides additional future flexibility • Able to swiftly reduce capital by ~$55 MM without 2020 production impact • Delayed Gulf of Mexico development wells • Delay spud timing of exploration wells • Deferred Vietnam development payment • Onshore facilities capital spend reduction • Reduced Kaybob Duvernay costs due to efficiencies • Corporate IT capital reductions • Ongoing analysis to further reduce capital below guidance at sustained low oil price • Additional ~$125 MM liquidity generated with closing of King’s Quay transaction

www.murphyoilcorp.com NYSE: MUR 32 March 2020 Overview of Long Range Strategic Plan 2020 – 2024 Positioning Company for Long - Term Value Creation Generates ~$1.4 BN in Free Cash Flow Over 5 Years After Dividend Delivering Consistent Oil - Weighted Production • Maintain ~60% oil - weighting from 2020 - 2024 Average Annual CAPEX ~$1.3 BN • 2020 is peak CAPEX in 5 - year plan • Flexibility to adjust based on commodity price Balancing Onshore / Offshore Portfolio • Increasing US onshore production by 10 - 12% CAGR through organic growth • Sustaining production levels through multiple offshore development projects Exploration – Focused Strategy • CAPEX ~$100 MM per year, flexible as needed • Ongoing plan of 3 - 5 wells annually Annual Average Capital Spend 2020 - 2024 2020E – 2024E Production Growth MBOEPD CAN Onshore CAN Onshore US Onshore US Onshore Offshore Offshore 0 50 100 150 200 250 2020E US Onshore Canada Onshore 2024E US Onshore WH Offshore Canada Onshore Exploration 54% 26% 12% 8% $1.3 BN Note: assumes WTI $55/BBL Production volumes and financial amounts exclude noncontrolling interest, unless otherwise stated

www.murphyoilcorp.com NYSE: MUR 33 March 2020 FOCUSING On shareholder priorities RAMPING High value Eagle Ford Shale production TRANSFORMING Portfolio by adding oil - weighted, high - margin assets Positioning Company for Long - Term Value Creation OFFERING Investors exploration upside EXECUTING Short cycle Gulf of Mexico field development projects PRODUCING Oil - weighted assets that realize premium pricing

www.murphyoilcorp.com NYSE: MUR 34 March 2020 INVESTOR UPDATE MARCH 1, 2020 PRESIDENT & CHIEF EXECUTIVE OFFICER ROGER W. JENKINS

www.murphyoilcorp.com NYSE: MUR 35 March 2020 Appendix

www.murphyoilcorp.com NYSE: MUR 36 March 2020 The following list of Non - GAAP financial measure definitions and related reconciliations is intended to satisfy the requirements of Regulation G of the Securities Exchange Act of 1934, as amended. This information is historical in nature. Murphy undertakes no obligation to publicly update or revise any Non - GAAP financial measure definitions and related reconciliations. Non - GAAP Financial Measure Definitions & Reconciliations

www.murphyoilcorp.com NYSE: MUR 37 March 2020 ADJUSTED EARNINGS Murphy defines Adjusted Earnings as net income attributable to Murphy 1 adjusted to exclude discontinued operations and certain other items that affect comparability between periods. Adjusted Earnings is used by management to evaluate the company’s operational performance and trends between periods and rela tiv e to its industry competitors. Adjusted Earnings, as reported by Murphy, may not be comparable to similarly titled measures used by other companies and it s hou ld be considered in conjunction with net income, cash flow from operations and other performance measures prepared in accordance with generally accepted accounting principles (GAA P). Adjusted Earnings has certain limitations regarding financial assessments because it excludes certain items that affect net income. Adjusted Earnings should not be considered in is olation or as a substitute for an analysis of Murphy's GAAP results as reported. Non - GAAP Reconciliation $ Millions, except per share amounts Three Months Ended – Dec 31, 2019 Three Months Ended – Dec 31, 2018 Net income (loss) attributable to Murphy (GAAP) (71.7) 103.4 Discontinued operations loss (income) (36.9) (64.1) (Loss) income from continuing operations (108.6) 39.3 Mark - to - market (gain) loss on crude oil derivative contracts 105.5 (27.6) Loss on extinguishment of debt 25.4 - Impact of tax reform (4.2) (15.7) Tax benefits on investments in foreign areas - (14.7) Mark - to - market (gain) loss on contingent consideration 6.5 (3.8) Foreign exchange losses (gains) - (8.8) Impairment of assets - 15.8 Adjusted Income (loss) attributable to Murphy (Non - GAAP) 24.6 (15.5) Adjusted income (loss) from continuing operations per diluted share 0.16 (0.09) 1 ‘Attributable to Murphy’ represents the economic interest of Murphy excluding a 20% noncontrolling interest in MP GOM.

Non-GAAP Reconciliation

EBITDA and EBITDAX

Murphy defines EBITDA as net income attributable to Murphy[1] before interest, taxes, depreciation and amortization (DD&A). Murphy defines EBITDAX as net income attributable to Murphy before interest, taxes, depreciation and amortization (DD&A) and exploration expense.

Management believes that EBITDA and EBITDAX provides useful information for assessing Murphy's financial condition and results of operations and it is a widely accepted financial indicator of the ability of a company to incur and service debt, fund capital expenditure programs, and pay dividends and make other distributions to stockholders.

EBITDA and EBITDAX, as reported by Murphy, may not be comparable to similarly titled measures used by other companies and it should be considered in conjunction with net income, cash flow from operations and other performance measures prepared in accordance with generally accepted accounting principles (GAAP). EBITDA and EBITDAX have certain limitations regarding financial assessments because they excludes certain items that affect net income and net cash provided by operating activities. EBITDA and EBITDAX should not be considered in isolation or as a substitute for an analysis of Murphy's GAAP results as reported.

$ Millions	Three Months Ended – Dec 31, 2019	Three Months Ended – Dec 31, 2018
Net income (loss) attributable to Murphy (GAAP)	(71.7)	103.4
Income tax expense (benefit)	(24.0)	(35.0)
Interest expense, net	74.2	47.3
DD&A expense	310.1	199.6
EBITDA attributable to Murphy (Non-GAAP)	**288.6**	**315.3**
Exploration expense	19.5	32.5
EBITDAX attributable to Murphy (Non-GAAP)	**308.1**	**347.8**

1 'Attributable to Murphy' represents the economic interest of Murphy excluding a 20% noncontrolling interest in MP GOM.

MURPHY OIL CORPORATION
1950 INCORPORATED 70 2020 SEVENTY YEARS
March 2020 | www.murphyoilcorp.com NYSE: MUR
38

Non-GAAP Reconciliation

ADJUSTED EBITDA

Murphy defines Adjusted EBITDA as income from continuing operations attributable to Murphy[1] before interest, taxes, depreciation and amortization (DD&A), impairment expense, foreign exchange gains and losses, mark-to-market loss on crude oil derivative contracts, accretion of asset retirement obligations and certain other items that management believes affect comparability between periods.

Adjusted EBITDA is used by management to evaluate the company's operational performance and trends between periods and relative to its industry competitors.

Adjusted EBITDA may not be comparable to similarly titled measures used by other companies and it should be considered in conjunction with net income, cash flow from operations and other performance measures prepared in accordance with generally accepted accounting principles (GAAP). Adjusted EBITDA has certain limitations regarding financial assessments because it excludes certain items that affect net income and net cash provided by operating activities. Adjusted EBITDA should not be considered in isolation or as a substitute for an analysis of Murphy's GAAP results as reported.

$ Millions, except per BOE amounts	Three Months Ended – Dec 31, 2019	Three Months Ended – Dec 31, 2018
EBITDA attributable to Murphy (Non-GAAP)	288.6	315.3
Discontinued operations loss (income)	(36.9)	(64.2)
Mark-to-market (gain) loss on crude oil derivative contracts	133.5	(35.0)
Accretion of asset retirement obligations	10.7	7.9
Foreign exchange losses (gains)	-	(10.2)
Mark-to-market (gain) loss on contingent consideration	8.2	(4.8)
Impairment of assets	-	20.0
Adjusted EBITDA attributable to Murphy (Non-GAAP)	**404.1**	**229.0**
Total barrels of oil equivalents sold from continuing operations attributable to Murphy (thousands of barrels)	17,617	11,814
Adjusted EBITDA per BOE (Non-GAAP)	**22.94**	**19.39**

1 'Attributable to Murphy' represents the economic interest of Murphy excluding a 20% noncontrolling interest in MP GOM.

MURPHY OIL CORPORATION
1950 INCORPORATED 70 2020 SEVENTY YEARS
March 2020 | www.murphyoilcorp.com NYSE: MUR
39

Non-GAAP Reconciliation

ADJUSTED EBITDAX

Murphy defines Adjusted EBITDAX as income from continuing operations attributable to Murphy[1] before interest, taxes, depreciation and amortization (DD&A), exploration expense, impairment expense, foreign exchange gains and losses, mark-to-market loss on crude oil derivative contracts, accretion of asset retirement obligations and certain other items that management believes affect comparability between periods.

Adjusted EBITDAX is used by management to evaluate the company's operational performance and trends between periods and relative to its industry competitors.

Adjusted EBITDAX may not be comparable to similarly titled measures used by other companies and it should be considered in conjunction with net income, cash flow from operations and other performance measures prepared in accordance with generally accepted accounting principles (GAAP). Adjusted EBITDAX has certain limitations regarding financial assessments because it excludes certain items that affect net income and net cash provided by operating activities. Adjusted EBITDAX should not be considered in isolation or as a substitute for an analysis of Murphy's GAAP results as reported.

$ Millions, except per BOE amounts	Three Months Ended – Dec 31, 2019	Three Months Ended – Dec 31, 2018
EBITDAX attributable to Murphy (Non-GAAP)	308.1	347.8
Discontinued operations loss (income)	(36.9)	(64.2)
Accretion of asset retirement obligations	10.7	7.9
Mark-to-market loss (gain) on crude oil derivative contracts	133.5	(35.0)
Mark-to-market loss (gain) on contingent consideration	8.2	(4.8)
Foreign exchange losses (gains)	-	(10.2)
Impairment of assets	-	20.0
Adjusted EBITDAX attributable to Murphy (Non-GAAP)	**423.6**	**261.5**
Total barrels of oil equivalents sold from continuing operations attributable to Murphy (thousands of barrels)	17,617	11,814
Adjusted EBITDAX per BOE (Non-GAAP)	**24.05**	**22.14**

1 'Attributable to Murphy' represents the economic interest of Murphy excluding a 20% noncontrolling interest in MP GOM.

MURPHY OIL CORPORATION
1950 INCORPORATED 70 2020 SEVENTY YEARS
March 2020 | www.murphyoilcorp.com NYSE: MUR
40

www.murphyoilcorp.com NYSE: MUR 41 March 2020 BBL: Barrels (equal to 42 US gallons) BCF: Billion cubic feet BCFE: Billion cubic feet equivalent BN: Billions BOE: Barrels of oil equivalent (1 barrel of oil or 6,000 cubic feet of natural gas) BOEPD: Barrels of oil equivalent per day BOPD: Barrels of oil per day CAGR: Compound annual growth rate D&C: Drilling & completion DD&A: Depreciation, depletion & amortization EBITDA: Income from continuing operations before taxes, depreciation, depletion and amortization, and net interest expense EBITDAX: Income from continuing operations before taxes, depreciation, depletion and amortization, net interest expense, and exploration expenses EFS: Eagle Ford Shale EUR: Estimated ultimate recovery F&D: Finding & development G&A: General and administrative expenses GOM: Gulf of Mexico LOE: Lease operating expense MBOE: Thousands barrels of oil equivalent MBOEPD: Thousands of barrels of oil equivalent per day MCF: Thousands of cubic feet MCFD: Thousands cubic feet per day MM: Millions MMBOE: Millions of barrels of oil equivalent MMCF: Millions of cubic feet MMCFD: Millions of cubic feet per day NA: North America NGL: Natural gas liquid ROR: Rate of return R/P: Ratio of reserves to annual production TCF: Trillion cubic feet TCPL: TransCanada Pipeline TOC: Total organic content WI: Working interest WTI: West Texas Intermediate (a grade of crude oil) Glossary of Abbreviations

www.murphyoilcorp.com NYSE: MUR 42 March 2020 1Q 2020 Guidance Producing Asset Oil (BOPD) NGLs (BOPD) Gas (MCFD) Total (BOEPD) US – Eagle Ford Shale 32,100 5,400 30,400 42,600 – Gulf of Mexico excluding NCI 1 69,600 5,500 77,000 87,900 Canada – Tupper Montney – – 240,000 40,000 – Kaybob Duvernay and Placid Montney 6,200 1,600 22,200 11,500 – Offshore 4,500 – – 4,500 Other 500 – – 500 1Q Production Volume (BOEPD) excl. NCI 1 181,000 – 193,000 1Q Exploration Expense ($MM) $28 Full Year 2020 CAPEX ($BN) excl. NCI 2 $1.4 – $1.5 Full Year 2020 Production (BOEPD) excl. NCI 3 190,000 – 202,000 1 Excludes noncontrolling interest of MP GOM of 12,800 BOPD oil, 600 BOPD NGLs and 5,200 MCFD gas 2 Excludes noncontrolling interest of MP GOM of $62 MM and $3 MM for assets held for sale 3 Excludes noncontrolling interest of MP GOM of 12,600 BOPD oil, 600 BOPD of NGLs, and 5,600 MCFD gas

www.murphyoilcorp.com NYSE: MUR 43 March 2020 As of December 31, 2019 Crude Oil NGLs Natural Gas Total Proved Developed (Millions of Barrels) (Billions of Cubic Feet) (Millions of Barrels Equivalent) United States 187.3 25.6 246.0 253.9 Canada 25.1 1.9 1,026.7 198.1 Other 1 0.8 0.0 0.0 0.8 Total Proved Developed 213.2 27.5 1,272.7 452.8 Proved Undeveloped United States 168.3 26.4 161.4 221.6 Canada 20.2 1.4 626.2 126.0 Other 1 0.0 0.0 0.0 0.0 Total Proved Undeveloped 188.5 27.8 787.6 347.6 Total Proved 401.7 55.3 2,060.3 800.4 Reserves Summary 50% 7% 43% Crude oil NGL Natural gas 36% 38% 26% Eagle Ford Shale Canada Onshore NA Offshore 2019 Proved Reserves 800 MMBOE 57 % Liquids - Weighted Crude Oil NGL Natural Gas US Onshore Canada Onshore NA Offshore 1 Other includes asset held for sale Note: Reserves are based on SEC year - end 2019 third - party audited proved reserves and exclude noncontrolling interest By Area By Product Mix

www.murphyoilcorp.com NYSE: MUR 44 March 2020 2020 Hedging Positions United States Commodity Type Volumes (BBL/D) Price (BBL) Start Date End Date WTI Fixed Price Derivative Swap 45,000 $56.42 1/1/2020 12/31/2020 Montney, Canada Commodity Type Volumes (MMCF/D) Price (MCF) Start Date End Date Natural Gas Fixed Price Forward Sales at AECO 97 C$2.71 1/1/2020 3/31/2020 Natural Gas Fixed Price Forward Sales at AECO 59 C$2.81 4/1/2020 12/31/2020 * As of January 29, 2020

www.murphyoilcorp.com NYSE: MUR 45 March 2020 0 500 1,000 1,500 2,000 Notes Undrawn RCF • $2.8 BN total debt, excluding capital leases • Total liquidity $1.9 BN • $307 MM of cash and cash equivalents • Undrawn $1.6 BN unsecured senior credit facility • 34% total debt to cap • 31% net debt to cap Current Financial Position As of December 31, 2019 Note Maturity Profile $MM * As of December 31, 2019 Maturity Profile* Total Bonds Outstanding $BN $2.8 Weighted Avg Fixed Coupon 5.8% Weighted Avg Years to Maturity 7.7 10 Year 20 Year 30 Year

www.murphyoilcorp.com NYSE: MUR 46 March 2020 In the Community In the Workplace Employee and Community Investments Support Stable Operations Human Capital Initiatives • Reviewing pay equity annually across employee groups and the organization • Offering training and development through a variety of platforms to empower employees individually and professionally • Partnering with external organizations to target diverse talent pools Employee Engagement • Solicit ongoing feedback and increase employee engagement through Ambassador program • Ongoing review of benefit enhancements to attract and retain top talent • Support employee communications with company - wide quarterly town halls Culture Assimilation • Corporate culture affirmed through internal Mission, Vision, Values and behaviors program • Employee performance reviews include alignment with corporate behavior policies United States & Canada • El Dorado Promise • Tuition scholarship provided to El Dorado High School graduates • Benefitted more than 2,600 students since inception • College enrollment rate surpasses state and national levels • United Way • Partners for more than 50 years • Over $13 MM contributed in past 20 years across multiple locations • >90% employee participation company - wide International • Process in place for new country entry • Includes assessment of ESG risks and social impact • Community consultation processes • Supporting local suppliers and initiatives • Threshold investment targets for local content

www.murphyoilcorp.com NYSE: MUR 47 March 2020 Eagle Ford Shale Peer Acreage OIL CONDENSATE GAS EOG EP Energy Murphy Pioneer Ovintiv Marathon ConocoPhillips Lewis/BP Chesapeake Sanchez Callon

www.murphyoilcorp.com NYSE: MUR 48 March 2020 Eagle Ford Shale Murphy Spacing vs Peers 2 0 0 Miles Other Operators Murphy Karnes Typical Murphy Spacing LEFS ~250 - 500’ Tilden Typical Murphy Spacing LEFS ~350’ to 800’ SN Offset Spacing LEFS ~ 250’ to 300’ CHK Offset Spacing LEFS ~350’ to 1000’ CHK Offset Spacing LEFS ~300’ to 800’ MRO Offset Spacing LEFS ~250’ to 600’ COP Offset Spacing LEFS ~250’ to 600’ DVN Offset Spacing LEFS ~250’ to 500’ EOG Offset Spacing LEFS ~250’ to 500’ Catarina Typical Murphy Spacing LEFS ~300’ to 600’

www.murphyoilcorp.com NYSE: MUR 49 March 2020 Kaybob Duvernay Peer Acreage Fox Creek SAXON KAYBOB WEST KAYBOB EAST OVINTIV SHELL CHEVRON PARAMOUNT XTO REPSOL PLACID CENOVUS 6 Miles KEYERA SIMONETTE SEMCAMS KAYBOB Paramount Chevron DVRN Rights 70/30 MUR/ATH Ovintiv Cenovus Shell XTO Repsol Other Leased - DVRN JV Area Open Crown - DVRN Facility Battery

Tupper Montney

Peer Acreage



Dawson Creek
0
Miles
10
Advantage Montney Crown Land
Arc Montney Crown Land
Birchcliff Montney Crown Land
Ovintiv Montney Crown Land
Tourmaline Montney Crown Land
Shell Montney Crown Land
Other Competitor Montney Crown Land
Open Crown - Montney
Murphy Montney Land
Dry Gas Limit
TCPL Pipeline
Alliance Pipeline
Murphy Pipeline
Battery
Facility

MURPHY OIL CORPORATION
1950 INCORPORATED 70 2020 SEVENTY YEARS
March 2020
www.murphyoilcorp.com
NYSE: MUR
50

Placid Montney

Peer Acreage



HAMMERHEAD
TANGLE CREEK
CNRL
PARAMOUNT
KAYBOB EAST
CENOVUS
KAYBOB WEST
CHEVRON
Fox Creek
KEYERA SIMONETTE
SAXON
Condensate Limit
SEMCAMS KAYBOB
OVINTIV
XTO
PLACID
DELPHI
Dry Gas Limit
6 Miles
MONT Rights 70/30 MUR/ATH
Cequence
Cenovus
Hammerhead
Chevron
CNRL
Delphi
Ovintiv
Open Crown - Mont
Other Leased - Mont
Paramount
Tangle Creek
XTO
Non-Operated Area
Battery
Facility

MURPHY OIL CORPORATION

1950 INCORPORATED 70 2020 SEVENTY YEARS

March 2020 | www.murphyoilcorp.com NYSE: MUR

51

www.murphyoilcorp.com NYSE: MUR 52 March 2020 PRODUCING ASSETS Asset Operator Murphy WI 1 Cascade Murphy 80% Chinook Murphy 80% Clipper Murphy 80% Cottonwood Murphy 80% Dalmatian Murphy 56% Front Runner Murphy 50% Habanero Shell 27% Kodiak Kosmos 48% Lucius Anadarko 9% Marmalard Murphy 27% Marmalard East Murphy 68% Medusa Murphy 48% Neidermeyer Murphy 53% Powerball Murphy 75% Son of Bluto II Murphy 27% St. Malo Chevron 20% Tahoe W&T 24% Thunder Hawk Murphy 50% Gulf of Mexico Murphy Blocks Note: Anadarko is a wholly - owned subsidiary of Occidental Petroleum 1 Excluding noncontrolling interest Gulf of Mexico Assets Murphy Assets Offshore Platform FPSO GC WR EW KC GB MC DC LU AT LL HE VK DD Lucius Cascade/Chinook Cascade St. Malo Chinook Samurai Khaleesi/Mormont Habanero Front Runner Powerball Ourse Kodiak Calliope Son of Bluto II Nearly Headless Nick Otis Neidermeyer Marmalard Dalmatian Medusa Delta House

www.murphyoilcorp.com NYSE: MUR 53 March 2020 Mt. Ouray Overview • EnVen 40% (Op), Ridgewood / ILX 40%, Murphy 20% • Located within proven and producing basin • Upper Miocene amplitude • 3 - way structural trap • Expected spud 2Q 2020 Exploration Update Mt. Ouray Prospect – Green Canyon 767 US Gulf of Mexico Green Canyon Acreage Offshore Platform Existing Murphy Leases 0 50 Miles Front Runner Khaleesi / Mormont Samurai Mt. Ouray

www.murphyoilcorp.com NYSE: MUR 54 March 2020 Block 5 Overview • Murphy 40% (Op), Petronas 30%, Wintershall Dea 30% • 34 leads / prospects • Mean to upward gross resource potential • 800 MMBO – 2,000 MMBO Cholula - 2DEL Appraisal • Targeting 3Q - 4Q 2020 spud Batopilas Prospect • Focused on new sub - salt play • Targeting 4Q 2020 spud Exploration Update Salina Basin, Mexico Salina Basin MEXICO 0 60 Kilometers Cholula Block 5 Batopilas Saasken 200 – 300 MMBOIP Zama 670 MMBOE Recoverable Murphy WI Block Other Blocks Planned 2020 Wells Discoveries

www.murphyoilcorp.com NYSE: MUR 55 March 2020 Asset Overview • ExxonMobil 50% (Op), Enauta Energia S.A. 30%, Murphy 20% • Hold WI in 9 blocks, spanning >1.6 MM acres • >2.8 BN BOE discovered in basin • >1.2 BN BOE in deepwater since 2007 • Material opportunities identified on Murphy blocks Continuing to Evaluate Data • Several prospects identified • Well planning ongoing in 2020 • Drilling planned for 2021 Exploration Update Sergipe - Alagoas Basin, Brazil 0 50 Kilometers 351 428 430 503 505 501 575 573 637 Current WI Block Other - Operated Block Discovered Field BRAZIL Sergipe - Alagoas Basin All blocks begin with SEAL - M

Exploration Update
Potiguar Basin, Brazil

Asset Overview

- Wintershall Dea 70% (Op), Murphy 30% WI
- Farm-in agreement to 3 blocks approved by regulator, final signing to occur in near term
  - Blocks POT-W-857, POT-W-863 and POT-W-865
  - Total ~774,000 gross acres
- Proven oil basin in proximity to Pitu oil discovery

Timely Data Acquisition

- 3D seismic acquired in 2019

Extending the Play into the Deepwater

- >2.1 BBOE discovered in basin
  - Onshore and shelf exploration
  - Pitu step-out into deepwater

Potiguar Basin



Murphy WI Block
Other Block
Discovered Field
Kilometers
0
50
Petrobras/BP/ GALP/IBV
Petrobras/BP/ GALP
Petrobras/BP/ GALP/IBV
Petrobras
Petrobras/BP/ GALP
Petrobras/ BP/GALP
Petrobras/ BP/GALP
Pitu
POT-W-857
Petrobras/ Shell
Shell
POT-W-863
POT-W-865
Petrobras/ Shell
BRAZIL

MURPHY OIL CORPORATION
1950 INCORPORATED 70 2020 SEVENTY YEARS
March 2020
www.murphyoilcorp.com
NYSE: MUR
56

www.murphyoilcorp.com NYSE: MUR 57 March 2020 Asset Overview • Murphy 40% (Op), PVEP 35%, SKI 25% • >400 MMBOE remaining resource potential on blocks (15 - 1/05 and 15 - 2/17) Block 15 - 1/05 – Lac Da Vang (LDV) Field • Received Prime Minister approval for LDV field outline development plan • Commenced front - end engineering design work • LDT - 1X discovery well potential to add bolt - on resources to LDV field development Block 15 - 2/17 • Received Prime Minister approval on production sharing contract • Formal contract signed 4Q 2019 • Received investment certificate Vietnam Update Cuu Long Basin, Vietnam Murphy WI Block Murphy Block Discovery Other Discovery / Producing Field Cuu Long Basin 0 10 Miles VIETNAM Block 15 - 1/05 Block 15 - 2/17 LDV Discovery LDN Discovery LDT Discovery HSB Discovery

www.murphyoilcorp.com NYSE: MUR 58 March 2020 INVESTOR UPDATE MARCH 1, 2020 PRESIDENT & CHIEF EXECUTIVE OFFICER ROGER W. JENKINS